UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2016

IRON MOUNTAIN INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

One Federal Street Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

(617) 535-4766

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Iron Mountain Incorporated, or the Company, held on June 17, 2016, or the Annual Meeting, the Company’s stockholders elected twelve directors, each for a one-year term of office to serve until the Company’s 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified. The nominated directors received the following votes:

Name	For	Against	Abstain	Broker Non-Vote
Jennifer Allerton	183,735,935	923,491	51,553	12,294,119
Ted R. Antenucci	184,108,467	546,213	56,299	12,294,119
Pamela M. Arway	183,694,599	961,680	54,700	12,294,119
Clarke H. Bailey	181,072,603	3,580,224	58,152	12,294,119
Neil Chatfield	183,504,411	1,150,177	56,391	12,294,119
Kent P. Dauten	183,108,958	1,544,912	57,109	12,294,119
Paul F. Deninger	184,268,005	329,214	113,760	12,294,119
Per-Kristian Halvorsen	183,507,334	1,146,553	57,092	12,294,119
William L. Meaney	184,312,088	341,648	57,243	12,294,119
Wendy J. Murdock	184,313,429	346,384	51,166	12,294,119
Walter C. Rakowich	184,193,264	460,471	57,244	12,294,119
Alfred J. Verrecchia	184,297,385	356,516	57,078	12,294,119

At the Annual Meeting, the Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Proxy Statement. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
179,946,334	4,475,448	289,197	12,294,119

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. This proposal received the following votes:

For	Against	Abstain
195,871,359	1,039,037	94,702

The results reported above are final voting results.

Item 8.01.             Other Events.

On June 17, 2016, upon recommendation from the Company’s Nominating and Governance Committee, or the Nominating and Governance Committee, the Board of Directors of the Company, or

the Board of Directors, approved the appointment of the following members of the Company’s Audit, Compensation and Nominating and Governance Committees, effective June 17, 2016:

Audit Committee

Walter C. Rakowich, Chair

Jennifer Allerton

Ted R. Antenucci

Kent P. Dauten

Neil Chatfield

Compensation Committee

Pamela M. Arway, Chair

Clarke H. Bailey

Per-Kristian Halvorsen

Wendy J. Murdock

Nominating and Governance Committee

Alfred J. Verrecchia, Chair

Pamela M. Arway

Clarke H. Bailey

Kent P. Dauten

Walter C. Rakowich

The Company also has a Finance Committee and a Risk and Safety Committee, neither of which is required by the rules of the New York Stock Exchange. On June 17, 2016, the Board of Directors, upon recommendation from the Nominating and Governance Committee, approved the appointment of the following members to these committees, effective June 17, 2016:

Finance Committee

Kent P. Dauten, Chair

Ted R. Antenucci

Paul F. Deninger

Wendy J. Murdock

Risk and Safety Committee

Clarke H. Bailey, Chair

Jennifer Allerton

Paul F. Deninger

Per-Kristian Halvorsen

William L. Meaney

Neil Chatfield

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Ernest W. Cloutier
Name:	Ernest W. Cloutier
Title:	Executive Vice President and General Counsel

Date:  June 22, 2016